UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

Central Garden & Pet Company

(Exact name of Registrant as Specified in its Charter)

Delaware	001-33268	68-0275553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1340 Treat Boulevard, Suite 600

Walnut Creek, California 94597

(Address of Principal Executive Offices including Zip Code)

(925) 948-4000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2017, the Board of Directors of Central Garden & Pet Company (the “Company”) appointed Nicholas (Niko) Lahanas, age 48, as the Chief Financial Officer (principal financial officer) of the Company, effective immediately. Howard Machek, who served as the acting principal financial officer since September 2016, will continue as the Chief Accounting Officer (principal accounting officer).

Mr. Lahanas’s annual salary is $380,000 and his target bonus percentage for fiscal 2017 is 45% of his annual salary. Mr. Lahanas also received a supplemental grant of 6,400 shares of Class A common stock, one-third of which will vest on the third, fourth, and fifth anniversary of the date of the grant.

Mr. Lahanas has worked at the Company for over 10 years, holding a variety of finance positions within the Company. Immediately prior to his promotion, Mr. Lahanas served as Senior Vice President of Finance and Chief Financial Officer of the Company’s Pet segment from April 2014 to May 2017 and, prior to this position, Mr. Lahanas was Vice President of Corporate Financial Planning & Analysis from October 2011 to March 2014 and, prior to this position, Mr. Lahanas was the Director of Business Performance from March 2008 to October 2011, where his primary focus was on business unit profitability and, prior to this position, Mr. Lahanas was a Finance Manager from October 2006 to March 2008 in the Company’s Garden segment. Prior to joining the Company, Mr. Lahanas worked in private equity and investment banking.

There are no family relationships between any director or executive officer of the Company and Mr. Lahanas, and no transactions reportable under Item 404(a) of Regulation S-K in which Mr. Lahanas has a direct or indirect material interest. A copy of the press release announcing the above appointment is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company entitled “Central Garden & Pet Company Announces Executive Appointment” dated May 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

Date: May 22, 2017	By:	/s/ George A. Yuhas
George A. Yuhas General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company entitled “Central Garden & Pet Company Announces Executive Appointment” dated May 22, 2017.

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